                                                                   EXHIBIT 10.43


                           LETTER OF CREDIT AGREEMENT


         This LETTER OF CREDIT AGREEMENT ("Agreement") is entered into as of January 24, 1997, by and among StorMedia Incorporated, a Delaware corporation ("Guarantor"), Union Bank of California, N.A. ("Bank") and Canadian Imperial Bank of Commerce, New York Agency ("Agent").

                                    RECITALS

         A. Guarantor, Bank and Agent are parties, together with others, to a Credit Agreement (defined below) pursuant to which, inter alia, Guarantor has guaranteed the obligations of its subsidiaries (the Borrowers) to the Banks (including Bank) thereunder.

         B. Guarantor has requested that Bank issue its L/C (in the form attached hereto as Exhibit A, the "Credit") to the Assuming Bank (as defined below) in support of Bank's obligations to lend money to the Borrowers under the Credit Agreement, and Guarantor has agreed to support the payment of such Credit by entering into this Letter of Credit Agreement.

         NOW THEREFORE, in consideration of the issuance by the Bank of the Credit, Guarantor, Bank and Agent hereby agree as follows with respect to the Credit.

                                    AGREEMENT

         1.       Definitions.

         "Credit Agreement" means that certain Credit Agreement dated as of August 23, 1996 by and among StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, and StorMedia Incorporated, as Guarantor, the Banks named therein, as Banks, and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks and Banque Nationale de Paris, San Francisco Branch, as co-agent for the Banks, and Canadian Imperial Bank of Commerce, Singapore Branch as Designated Issuer, as amended by the First Amendment and Limited Waiver dated as of September 30, 1996 and the Second Amendment to Credit Agreement and First Amendment to Certain Security Documents dated as of January 24, 1997, and as further amended and in effect from time to time.

         "Assuming Bank" means CIBC [Asia] Ltd. as Assuming bank under the Interbank Agreement.

         "Interbank Agreement" means the Interbank Agreement dated as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency, Banque Nationale de Paris, San Francisco Branch, Canadian Imperial Bank of Commerce, Singapore Branch and each of the Banks listed on the signature pages thereof and CIBC [Asia] Ltd., as Assuming bank, and acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., and StorMedia Incorporated.

         "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits approved by the International Chamber of Commerce (publication No. 500) and in effect and adhered to by the Bank as of the date of issuance of the Credit.

         Other capitalized terms used but not defined herein shall have the meanings assigned to them, directly or indirectly by reference, in the Credit Agreement. The "Other Definitional Provisions" set forth in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

         2. Issuance of Credits. The Bank will issue the Credit for the account of the Guarantor and for the benefit of the Assuming Bank on the date hereof and subject to the terms and conditions set forth in the Interbank Agreement.

         3. Reimbursement. The Guarantor shall reimburse the Agent, for the benefit of the Bank (but subject to the sharing provisions contained in the Credit Agreement and the Interbank Agreement), on demand to the account of the Agent as designated in the signature pages of the Credit Agreement (or such other account as the Agent may designate), in cash, the amount required to pay each drawing under the Credit. Upon the occurrence of an Event of Default under the Credit Agreement, the Guarantor shall pledge to the Agent, for the benefit of the Bank, cash to be held as cash collateral in an amount sufficient to pay all monies that are or will be due to be paid at any time by the Bank pursuant to the Credit regardless of whether the beneficiary under the Credit has requested payment or whether those obligations have matured or remain contingent.

         4. Obligations Absolute. The obligations of Guarantor to reimburse the Agent, for the benefit of the Bank, for drawings made under the Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

            i)  any lack of validity or enforceability of the Credit;

            ii) the existence of any claim, set-off, defense (other than payment of all monies due) or other right which Guarantor or Borrowers may have at any time against the beneficiary or any transferee of the Credit (or any Persons for whom any such transferee may be acting), the Bank, the Agent or any Bank or any other Person whether in connection with this Agreement, the Credit Agreement, the transactions contemplated therein or any unrelated transaction;

            iii) any draft, certificate or any other document presented under the Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            iv) payment against any draft, document or other demand for payment that does not comply with the terms of the Credit, provided that such payment does not constitute gross negligence or wilful misconduct on the part of the Bank;

            v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         5. Credit. As between Guarantor on the one hand and the Bank and the Agent on the other hand, Guarantor assumes all risks of the acts and omissions of, or misuse of the Credit by, the beneficiaries of the Credit. In furtherance and not in limitation of the foregoing, neither the Bank nor the Agent shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of or draw under the Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Credit to comply fully with conditions required in order to draw upon such Credit (it being understood that this clause (iii) does not address the payment by the Bank following failure of the beneficiary of a Credit to comply fully with the conditions required to draw upon such Credit); (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of a Credit of the proceeds of any drawing under such Credit; and (viii) any consequences arising from causes beyond the control of the Agent or the Bank, including any act or omission by any government or governmental authority. None of the above shall affect, impair, or prevent the vesting of any of the Agent's or the Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions set forth herein, any action taken or omitted by the Agent or the Bank, under or in connection with the Credit or the related certificates, if taken or omitted in good faith, shall not put the Agent or the Bank under any resulting liability to any Loan Party. Notwithstanding anything in this Agreement to the contrary, neither the Agent nor the Bank shall be relieved of any liability that they may otherwise have as a result of their gross negligence or willful misconduct, but each Loan Party shall remain liable with respect to any Loans made or participations in the Credit purchased by the Banks other than the Bank.

         6. L/C Fees. The Guarantor will pay to the Agent, for the account of the Bank, the L/C Fees described in the Interbank Agreement plus the Bank's standard fees for drawing, amendment, or transfer of the Credit, in accordance with the Bank's then effective schedule of such fees.

         7. Indemnification. The Guarantor agrees to indemnify and hold the Agent and the Bank and its correspondents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Agent and the Bank or their correspondents may incur (or which may be claimed against the Agent or the Bank or their correspondents by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, any Credit, or by reason of, or in connection with, any other matters arising under this Agreement, or any of the transactions contemplated hereby; provided, however, the Guarantor shall not be required to indemnify the Agent or the Bank or their correspondents for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Agent's, Bank's or any of their correspondents' willful misconduct or gross negligence.

         8. Expenses. The Guarantor will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and expenses) incurred by the Agent or the Bank in connection with the administration, amendment or enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under any Credit.

         9. Uniform Laws. This Agreement and the Credit shall be subject to the Uniform Customs and Practice and, in the event any provision of the Uniform Customs and Practice is or is construed to vary from or be in conflict with any provision of the California Uniform Commercial Code, as from time to time amended and in full force (the "Commercial Code"), the Uniform Customs and Practice shall prevail.

         10. Obligations Due. If any of the obligations and/or liabilities of the Guarantor to the Agent or the Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein in any material respect; or if the Guarantor shall become insolvent (however such insolvency may be evidenced) or make a general assignment for the benefit of creditors; or if the Guarantor shall suspend the transaction of its usual business or be expelled or suspended from any exchange; or if an application is made by any judgment creditor of the Guarantor for an order directing the Bank to pay over money or to deliver other property; or if a petition in bankruptcy shall be filed by or against the Guarantor; or if a petition shall be filed by or against the Guarantor or any proceeding shall be instituted by or against the Guarantor for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of the Guarantor or shall assume control over the affairs or operations of the Guarantor; or if a receiver shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of the Guarantor; or if the Bank shall in good faith exercising its reasonable credit judgment deem itself insecure at any time; thereupon, unless Agent, on behalf of Bank shall otherwise elect, any and all obligations and liabilities of the Guarantor to the Agent or the Bank, whether now existing or hereafter incurred, shall become and be due and payable forthwith without presentation, demand or notice, all of which are waived.

         11. No Waiver. Neither the Agent nor the Bank shall be deemed to have waived any of its rights hereunder, unless the Agent or the Bank or their authorized agents shall have signed such waiver in writing. No such waiver unless expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

         12. Successors and Assigns. The obligations hereof shall bind the successors and assigns of the Guarantor, and all rights, benefits and privileges conferred on the Agent and the Bank shall be and are extended to and conferred upon and may be enforced by their successors and assigns.

         13. Merger. This Agreement is a Loan Document under the Credit Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be amended except in writing signed by all parties hereto.

         14. Provide Information. The Guarantor agrees that the Agent or the Bank may provide information relating to any Credit or relating to the Guarantor to the Agent's or the Bank's parent, affiliates, subsidiaries and service providers.

         15. Conflict. In the event any term or provision in this Agreement shall conflict with any term or provision in any application for standby letter of credit which has been executed by the Guarantor and the Bank, the terms and provisions of this Agreement or, if applicable, the Interbank Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                     STORMEDIA INCORPORATED


                                     By:  /s/  WILLIAM S. ALMON
                                        --------------------------------

                                     Title:  Chairman
                                           -----------------------------


                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:  /s/  [ILLEGIBLE]
                                        --------------------------------

                                     Title:  Vice President
                                           -----------------------------



                                     CANADIAN IMPERIAL BANK OF COMMERCE, New
                                     York Agency, as Agent

                                     By:________________________________

                                     Title:_____________________________

                                    EXHIBIT A

                                  [FORM OF L/C]

                           LETTER OF CREDIT AGREEMENT


         This LETTER OF CREDIT AGREEMENT ("Agreement") is entered into as of January 24, 1997, by and among StorMedia Incorporated, a Delaware corporation ("Guarantor"), Sanwa Bank California ("Bank") and Canadian Imperial Bank of Commerce, New York Agency ("Agent").

                                    RECITALS

         A. Guarantor, Bank and Agent are parties, together with others, to a Credit Agreement (defined below) pursuant to which, inter alia, Guarantor has guaranteed the obligations of its subsidiaries (the Borrowers) to the Banks (including Bank) thereunder.

         B. Guarantor has requested that Bank issue its L/C (in the form attached hereto as Exhibit A, the "Credit") to the Assuming Bank (as defined below) in support of Bank's obligations to lend money to the Borrowers under the Credit Agreement, and Guarantor has agreed to support the payment of such Credit by entering into this Letter of Credit Agreement.

         NOW THEREFORE, in consideration of the issuance by the Bank of the Credit, Guarantor, Bank and Agent hereby agree as follows with respect to the Credit.

                                    AGREEMENT

         1.       Definitions.

         "Credit Agreement" means that certain Credit Agreement dated as of August 23, 1996 by and among StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, and StorMedia Incorporated, as Guarantor, the Banks named therein, as Banks, and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks and Banque Nationale de Paris, San Francisco Branch, as co-agent for the Banks, and Canadian Imperial Bank of Commerce, Singapore Branch as Designated Issuer, as amended by the First Amendment and Limited Waiver dated as of September 30, 1996 and the Second Amendment to Credit Agreement and First Amendment to Certain Security Documents dated as of January 24, 1997, and as further amended and in effect from time to time.

         "Assuming Bank" means CIBC [Asia] Ltd. as Assuming bank under the Interbank Agreement.

         "Interbank Agreement" means the Interbank Agreement dated as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency, Banque Nationale de Paris, San Francisco Branch, Canadian Imperial Bank of Commerce, Singapore Branch and each of the Banks listed on the signature pages thereof and CIBC [Asia] Ltd., as Assuming bank, and acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., and StorMedia Incorporated.

         "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits approved by the International Chamber of Commerce (publication No. 500) and in effect and adhered to by the Bank as of the date of issuance of the Credit.

         Other capitalized terms used but not defined herein shall have the meanings assigned to them, directly or indirectly by reference, in the Credit Agreement. The "Other Definitional Provisions" set forth in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

         2. Issuance of Credits. The Bank will issue the Credit for the account of the Guarantor and for the benefit of the Assuming Bank on the date hereof and subject to the terms and conditions set forth in the Interbank Agreement.

         3. Reimbursement. The Guarantor shall reimburse the Agent, for the benefit of the Bank (but subject to the sharing provisions contained in the Credit Agreement and the Interbank Agreement), on demand to the account of the Agent as designated in the signature pages of the Credit Agreement (or such other account as the Agent may designate), in cash, the amount required to pay each drawing under the Credit. Upon the occurrence of an Event of Default under the Credit Agreement, the Guarantor shall pledge to the Agent, for the benefit of the Bank, cash to be held as cash collateral in an amount sufficient to pay all monies that are or will be due to be paid at any time by the Bank pursuant to the Credit regardless of whether the beneficiary under the Credit has requested payment or whether those obligations have matured or remain contingent.

         4. Obligations Absolute. The obligations of Guarantor to reimburse the Agent, for the benefit of the Bank, for drawings made under the Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

            i) any lack of validity or enforceability of the Credit;

            ii) the existence of any claim, set-off, defense (other than payment of all monies due) or other right which Guarantor or Borrowers may have at any time against the beneficiary or any transferee of the Credit (or any Persons for whom any such transferee may be acting), the Bank, the Agent or any Bank or any other Person whether in connection with this Agreement, the Credit Agreement, the transactions contemplated therein or any unrelated transaction;

            iii) any draft, certificate or any other document presented under the Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            iv) payment against any draft, document or other demand for payment that does not comply with the terms of the Credit, provided that such payment does not constitute gross negligence or wilful misconduct on the part of the Bank;

            v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         5. Credit. As between Guarantor on the one hand and the Bank and the Agent on the other hand, Guarantor assumes all risks of the acts and omissions of, or misuse of the Credit by, the beneficiaries of the Credit. In furtherance and not in limitation of the foregoing, neither the Bank nor the Agent shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of or draw under the Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Credit to comply fully with conditions required in order to draw upon such Credit (it being understood that this clause (iii) does not address the payment by the Bank following failure of the beneficiary of a Credit to comply fully with the conditions required to draw upon such Credit); (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of a Credit of the proceeds of any drawing under such Credit; and (viii) any consequences arising from causes beyond the control of the Agent or the Bank, including any act or omission by any government or governmental authority. None of the above shall affect, impair, or prevent the vesting of any of the Agent's or the Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions set forth herein, any action taken or omitted by the Agent or the Bank, under or in connection with the Credit or the related certificates, if taken or omitted in good faith, shall not put the Agent or the Bank under any resulting liability to any Loan Party. Notwithstanding anything in this Agreement to the contrary, neither the Agent nor the Bank shall be relieved of any liability that they may otherwise have as a result of their gross negligence or willful misconduct, but each Loan Party shall remain liable with respect to any Loans made or participations in the Credit purchased by the Banks other than the Bank.

         6. L/C Fees. The Guarantor will pay to the Agent, for the account of the Bank, the L/C Fees described in the Interbank Agreement plus the Bank's standard fees for drawing, amendment, or transfer of the Credit, in accordance with the Bank's then effective schedule of such fees.

         7. Indemnification. The Guarantor agrees to indemnify and hold the Agent and the Bank and its correspondents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Agent and the Bank or their correspondents may incur (or which may be claimed against the Agent or the Bank or their correspondents by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, any Credit, or by reason of, or in connection with, any other matters arising under this Agreement, or any of the transactions contemplated hereby; provided, however, the Guarantor shall not be required to indemnify the Agent or the Bank or their correspondents for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Agent's, Bank's or any of their correspondents' willful misconduct or gross negligence.

         8. Expenses. The Guarantor will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and expenses) incurred by the Agent or the Bank in connection with the administration, amendment or enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under any Credit.

         9. Uniform Laws. This Agreement and the Credit shall be subject to the Uniform Customs and Practice and, in the event any provision of the Uniform Customs and Practice is or is construed to vary from or be in conflict with any provision of the California Uniform Commercial Code, as from time to time amended and in full force (the "Commercial Code"), the Uniform Customs and Practice shall prevail.

         10. Obligations Due. If any of the obligations and/or liabilities of the Guarantor to the Agent or the Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein in any material respect; or if the Guarantor shall become insolvent (however such insolvency may be evidenced) or make a general assignment for the benefit of creditors; or if the Guarantor shall suspend the transaction of its usual business or be expelled or suspended from any exchange; or if an application is made by any judgment creditor of the Guarantor for an order directing the Bank to pay over money or to deliver other property; or if a petition in bankruptcy shall be filed by or against the Guarantor; or if a petition shall be filed by or against the Guarantor or any proceeding shall be instituted by or against the Guarantor for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of the Guarantor or shall assume control over the affairs or operations of the Guarantor; or if a receiver shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of the Guarantor; or if the Bank shall in good faith exercising its reasonable credit judgment deem itself insecure at any time; thereupon, unless Agent, on behalf of Bank shall otherwise elect, any and all obligations and liabilities of the Guarantor to the Agent or the Bank, whether now existing or hereafter incurred, shall become and be due and payable forthwith without presentation, demand or notice, all of which are waived.

         11. No Waiver. Neither the Agent nor the Bank shall be deemed to have waived any of its rights hereunder, unless the Agent or the Bank or their authorized agents shall have signed such waiver in writing. No such waiver unless expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

         12. Successors and Assigns. The obligations hereof shall bind the successors and assigns of the Guarantor, and all rights, benefits and privileges conferred on the Agent and the Bank shall be and are extended to and conferred upon and may be enforced by their successors and assigns.

         13. Merger. This Agreement is a Loan Document under the Credit Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be amended except in writing signed by all parties hereto.

         14. Provide Information. The Guarantor agrees that the Agent or the Bank may provide information relating to any Credit or relating to the Guarantor to the Agent's or the Bank's parent, affiliates, subsidiaries and service providers.

         15. Conflict. In the event any term or provision in this Agreement shall conflict with any term or provision in any application for standby letter of credit which has been executed by the Guarantor and the Bank, the terms and provisions of this Agreement or, if applicable, the Interbank Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                         STORMEDIA INCORPORATED


                                         By:   /s/  STEPHEN M. ABELY
                                            -----------------------------------

                                         Title:  Chief Financial Officer
                                               --------------------------------


                                         SANWA BANK CALIFORNIA


                                         By:   /s/  [ILLEGIBLE]
                                            -----------------------------------

                                         Title:  Vice President
                                               --------------------------------


                                         CANADIAN IMPERIAL BANK OF COMMERCE, New
                                         York Agency, as Agent

                                         By:  /s/   [ILLEGIBLE]
                                            -----------------------------------

                                         Title:  Vice President
                                               --------------------------------

                                    EXHIBIT A

                                  [FORM OF L/C]

                           LETTER OF CREDIT AGREEMENT


         This LETTER OF CREDIT AGREEMENT ("Agreement") is entered into as of January 24, 1997, by and among StorMedia Incorporated, a Delaware corporation ("Guarantor"), Fleet National Bank ("Bank") and Canadian Imperial Bank of Commerce, New York Agency ("Agent").

                                    RECITALS

         A. Guarantor, Bank and Agent are parties, together with others, to a Credit Agreement (defined below) pursuant to which, inter alia, Guarantor has guaranteed the obligations of its subsidiaries (the Borrowers) to the Banks (including Bank) thereunder.

         B. Guarantor has requested that Bank issue its L/C (in the form attached hereto as Exhibit A, the "Credit") to the Assuming Bank (as defined below) in support of Bank's obligations to lend money to the Borrowers under the Credit Agreement, and Guarantor has agreed to support the payment of such Credit by entering into this Letter of Credit Agreement.

         NOW THEREFORE, in consideration of the issuance by the Bank of the Credit, Guarantor, Bank and Agent hereby agree as follows with respect to the Credit.

                                    AGREEMENT

         1.       Definitions.

         "Credit Agreement" means that certain Credit Agreement dated as of August 23, 1996 by and among StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, and StorMedia Incorporated, as Guarantor, the Banks named therein, as Banks, and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks and Banque Nationale de Paris, San Francisco Branch, as co-agent for the Banks, and Canadian Imperial Bank of Commerce, Singapore Branch as Designated Issuer, as amended by the First Amendment and Limited Waiver dated as of September 30, 1996 and the Second Amendment to Credit Agreement and First Amendment to Certain Security Documents dated as of January 24, 1997, and as further amended and in effect from time to time.

         "Assuming Bank" means CIBC [Asia] Ltd. as Assuming bank under the Interbank Agreement.

         "Interbank Agreement" means the Interbank Agreement dated as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency, Banque Nationale de

Paris, San Francisco Branch, Canadian Imperial Bank of Commerce, Singapore Branch and each of the Banks listed on the signature pages thereof and CIBC [Asia] Ltd., as Assuming bank, and acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., and StorMedia Incorporated.

         "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits approved by the International Chamber of Commerce (publication No. 500) and in effect and adhered to by the Bank as of the date of issuance of the Credit.

         Other capitalized terms used but not defined herein shall have the meanings assigned to them, directly or indirectly by reference, in the Credit Agreement. The "Other Definitional Provisions" set forth in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

         2. Issuance of Credits. The Bank will issue the Credit for the account of the Guarantor and for the benefit of the Assuming Bank on the date hereof and subject to the terms and conditions set forth in the Interbank Agreement.

         3. Reimbursement. The Guarantor shall reimburse the Agent, for the benefit of the Bank (but subject to the sharing provisions contained in the Credit Agreement and the Interbank Agreement), on demand to the account of the Agent as designated in the signature pages of the Credit Agreement (or such other account as the Agent may designate), in cash, the amount required to pay each drawing under the Credit. Upon the occurrence of an Event of Default under the Credit Agreement, the Guarantor shall pledge to the Agent, for the benefit of the Bank, cash to be held as cash collateral in an amount sufficient to pay all monies that are or will be due to be paid at any time by the Bank pursuant to the Credit regardless of whether the beneficiary under the Credit has requested payment or whether those obligations have matured or remain contingent.

         4. Obligations Absolute. The obligations of Guarantor to reimburse the Agent, for the benefit of the Bank, for drawings made under the Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

            i)  any lack of validity or enforceability of the Credit;

            ii) the existence of any claim, set-off, defense (other than payment of all monies due) or other right which Guarantor or Borrowers may have at any time against the beneficiary or any transferee of the Credit (or any Persons for whom any such transferee may be acting), the Bank, the Agent or any Bank or any other Person whether in connection with this Agreement, the Credit Agreement, the transactions contemplated therein or any unrelated transaction;

            iii) any draft, certificate or any other document presented under the Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            iv) payment against any draft, document or other demand for payment that does not comply with the terms of the Credit, provided that such payment does not constitute gross negligence or wilful misconduct on the part of the Bank;

            v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         5. Credit. As between Guarantor on the one hand and the Bank and the Agent on the other hand, Guarantor assumes all risks of the acts and omissions of, or misuse of the Credit by, the beneficiaries of the Credit. In furtherance and not in limitation of the foregoing, neither the Bank nor the Agent shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of or draw under the Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Credit to comply fully with conditions required in order to draw upon such Credit (it being understood that this clause (iii) does not address the payment by the Bank following failure of the beneficiary of a Credit to comply fully with the conditions required to draw upon such Credit); (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of a Credit of the proceeds of any drawing under such Credit; and (viii) any consequences arising from causes beyond the control of the Agent or the Bank, including any act or omission by any government or governmental authority. None of the above shall affect, impair, or prevent the vesting of any of the Agent's or the Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions set forth herein, any action taken or omitted by the Agent or the Bank, under or in connection with the Credit or the related certificates, if taken or omitted in good faith, shall not put the Agent or the Bank under any resulting liability to any Loan Party. Notwithstanding anything in this Agreement to the contrary, neither the Agent nor the Bank shall be relieved of any liability that they may otherwise have as a result of their gross negligence or willful misconduct, but each Loan Party shall remain liable with respect to any Loans made or participations in the Credit purchased by the Banks other than the Bank.

         6. L/C Fees. The Guarantor will pay to the Agent, for the account of the Bank, the L/C Fees described in the Interbank Agreement plus the Bank's standard fees for drawing, amendment, or transfer of the Credit, in accordance with the Bank's then effective schedule of such fees.

         7. Indemnification. The Guarantor agrees to indemnify and hold the Agent and the Bank and its correspondents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Agent and the Bank or their correspondents may incur (or which may be claimed against the Agent or the Bank or their correspondents by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, any Credit, or by reason of, or in connection with, any other matters arising under this Agreement, or any of the transactions contemplated hereby; provided, however, the Guarantor shall not be required to indemnify the Agent or the Bank or their correspondents for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Agent's, Bank's or any of their correspondents' willful misconduct or gross negligence.

         8. Expenses. The Guarantor will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and expenses) incurred by the Agent or the Bank in connection with the administration, amendment or enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under any Credit.

         9. Uniform Laws. This Agreement and the Credit shall be subject to the Uniform Customs and Practice and, in the event any provision of the Uniform Customs and Practice is or is construed to vary from or be in conflict with any provision of the California Uniform Commercial Code, as from time to time amended and in full force (the "Commercial Code"), the Uniform Customs and Practice shall prevail.

         10. Obligations Due. If any of the obligations and/or liabilities of the Guarantor to the Agent or the Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein in any material respect; or if the Guarantor shall become insolvent (however such insolvency may be evidenced) or make a general assignment for the benefit of creditors; or if the Guarantor shall suspend the transaction of its usual business or be expelled or suspended from any exchange; or if an application is made by any judgment creditor of the Guarantor for an order directing the Bank to pay over money or to deliver other property; or if a petition in bankruptcy shall be filed by or against the Guarantor; or if a petition shall be filed by or against the Guarantor or any proceeding shall be instituted by or against the Guarantor for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of the Guarantor or shall assume control over the affairs or operations of the Guarantor; or if a receiver shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of the Guarantor; or if the Bank shall in good faith exercising its reasonable credit judgment deem itself insecure at any time; thereupon, unless Agent, on behalf of Bank shall otherwise elect, any and all obligations and liabilities of the Guarantor to the Agent or the Bank, whether now existing or hereafter incurred, shall become and be due and payable forthwith without presentation, demand or notice, all of which are waived.

         11. No Waiver. Neither the Agent nor the Bank shall be deemed to have waived any of its rights hereunder, unless the Agent or the Bank or their authorized agents shall have signed such waiver in writing. No such waiver unless expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

         12. Successors and Assigns. The obligations hereof shall bind the successors and assigns of the Guarantor, and all rights, benefits and privileges conferred on the Agent and the Bank shall be and are extended to and conferred upon and may be enforced by their successors and assigns.

         13. Merger. This Agreement is a Loan Document under the Credit Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be amended except in writing signed by all parties hereto.

         14. Provide Information. The Guarantor agrees that the Agent or the Bank may provide information relating to any Credit or relating to the Guarantor to the Agent's or the Bank's parent, affiliates, subsidiaries and service providers.

         15. Conflict. In the event any term or provision in this Agreement shall conflict with any term or provision in any application for standby letter of credit which has been executed by the Guarantor and the Bank, the terms and provisions of this Agreement or, if applicable, the Interbank Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                         STORMEDIA INCORPORATED


                                         By:  /s/  WILLIAM J. ALMON
                                            -----------------------------------

                                         Title:  Chairman
                                               --------------------------------


                                         FLEET NATIONAL BANK


                                         By:  /s/  [ILLEGIBLE]
                                            -----------------------------------

                                         Title:  Vice President
                                               --------------------------------


                                         CANADIAN IMPERIAL BANK OF COMMERCE, New
                                         York Agency, as Agent

                                         By:  /s/  [ILLEGIBLE]
                                            -----------------------------------

                                         Title:  Vice President
                                               --------------------------------

                                    EXHIBIT A

                                  [FORM OF L/C]

To the Agent, Co-Agent, Designated Issuer,
Banks, and Assuming Bank from time to
time who are parties to the Interbank
Agreement described below

         RE: CREDIT AGREEMENT DATED AS OF AUGUST 23, 1996 BY AND AMONG STORMEDIA INTERNATIONAL, LTD. AND STRATES PTE. LTD., AS BORROWERS, AND STORMEDIA INCORPORATED, AS GUARANTOR, THE BANKS NAMED THEREIN, AS BANKS, AND CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, AS AGENT, AND BANQUE NATIONALE DE PARIS, SAN FRANCISCO BRANCH, AS CO-AGENT, AND CANADIAN IMPERIAL BANK OF COMMERCE, SINGAPORE BRANCH AS DESIGNATED ISSUER, AS AMENDED BY THE FIRST AMENDMENT AND LIMITED WAIVER DATED AS OF SEPTEMBER 30, 1996 AND THE SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO CERTAIN SECURITY DOCUMENTS DATED AS OF JANUARY 24, 1997, AND AS FURTHER AMENDED AND IN EFFECT FROM TIME TO TIME, (THE "CREDIT AGREEMENT"); AND INTERBANK AGREEMENT DATED AS OF JANUARY 24, 1997, BY AND AMONG CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, AS AGENT, BANQUE NATIONALE DE PARIS, SAN FRANCISCO BRANCH, AS CO-AGENT, CANADIAN IMPERIAL BANK OF COMMERCE, SINGAPORE BRANCH, AS DESIGNATED ISSUER, EACH OF THE BANKS LISTED ON THE SIGNATURE PAGES THEREOF, AND CIBC [ASIA] LTD., AS ASSUMING BANK, AND ACKNOWLEDGED AND AGREED TO BY STORMEDIA INTERNATIONAL, LTD. AND STRATES PTE. LTD., AND STORMEDIA INCORPORATED (THE "INTERBANK AGREEMENT").

Ladies and Gentlemen:

         In consideration for the Banks' agreement to enter into that certain Second Amendment to Credit Agreement and First Amendment to Certain Security Documents by and among the Borrowers, the Guarantor, the Agent, the Co-Agent, the Banks named therein, and the Designated Issuer dated as of the date hereof (the "Second Amendment"), StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, and StorMedia Incorporated, as Guarantor, hereby agree as follows:

         1.       Interest and Fees.

                  (a) L/C Fees and Interest. Guarantor will pay to the Agent, for the benefit of each L/C Bank (ratably in accordance with the Effective Stated Amount of their respective L/Cs), in arrears on each Interest Payment Date, an L/C Fee equal to one and three-quarters percent (1.75%) on the average daily balance of the Effective Stated Amount of the L/Cs. Borrowers' obligation to pay interest on the Loans as provided in Section 2.05 of the Credit

Agreement shall only apply to (i) the principal amount of Term Loans funded by the Funding Banks and (ii) the principal amount of all Revolving Loans.

                  (b) Cost of Funds. Borrowers will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, the Assuming Bank's Cost of Funds on the average daily balance of the Aggregate Assumed Funding Amount.

                  (c) Administrative Fee. Guarantor will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, an administrative fee equal to twenty basis points on the average daily balance of the aggregate Effective Stated Amount of all L/Cs outstanding during that period.

                  (d) Payment of Interest on Funding Date. Borrowers shall pay to the Agent, for the benefit of the Banks, on the Funding Date, all accrued and unpaid interest on the Term Loan to the Funding Date.

         2. Loan Document. This side letter agreement is a Loan Document under the Credit Agreement.

         3. Terms. Terms used but not otherwise defined herein shall have the meanings provided, whether directly or indirectly by reference, in the Credit Agreement and the Interbank Agreement.

         Dated as of January 24, 1997


                                                   STORMEDIA INTERNATIONAL, LTD.


                                                   By: /s/ STEPHEN M. ABELY
                                                      --------------------------

                                                   Title: Secretary
                                                          ----------------------

                                                     STRATES PTE. LTD.


                                                     By: /s/ WILLIAM J. ALMON
                                                        ------------------------

                                                     Title:  Director
                                                           ---------------------



                                                     STORMEDIA INCORPORATED


                                                     By: /s/ WILLIAM J. ALMON
                                                        ------------------------

                                                     Title:  Chairman
                                                           ---------------------

ACCEPTED AND AGREED TO:


CANADIAN IMPERIAL BANK OF COMMERCE,
New York Agency


By: /s/ ILLEGIBLE
   -----------------------------------

Title:  Vice President
      --------------------------------

BANQUE NATIONALE DE PARIS,
San Francisco Branch


By: /s/ ILLEGIBLE
   -----------------------------------

Title:  Vice President
      --------------------------------


By:
   -----------------------------------

Title:
      --------------------------------

CANADIAN IMPERIAL BANK OF COMMERCE,
Singapore Branch



By: /s/ ILLEGIBLE
   -----------------------------------

Title:  Vice President
      --------------------------------

CIBC [Asia] LTD.



By: /s/ ILLEGIBLE
   -----------------------------------

Title:  Vice President
      --------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BANQUE NATIONALE DE PARIS,
Singapore Branch



By: /s/ Illegible
    -----------------------------------------

Title: Vice President
       --------------------------------------

By: /s/ Illegible
    -----------------------------------------
Title: Vice President
       --------------------------------------

FLEET NATIONAL BANK



By: /s/ Illegible
    -----------------------------------------
Title: Vice President
       --------------------------------------

SANWA BANK CALIFORNIA



By: /s/ Illegible
    -----------------------------------------
Title: Vice President
       --------------------------------------

UNION BANK OF CALIFORNIA, N.A.



By: /s/ Illegible
    -----------------------------------------
Title: Vice President
       --------------------------------------

           SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO
                           CERTAIN SECURITY DOCUMENTS

         This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO CERTAIN SECURITY DOCUMENTS (this "Amendment") dated as of January 24, 1997, is entered into by and among StorMedia International, Ltd., a Cayman Islands corporation, and Strates Pte. Ltd., a Singapore corporation (each a "Borrower" and collectively, the "Borrowers"), StorMedia Incorporated, a Delaware corporation (the "Guarantor", and together with the Borrowers, the "Loan Parties", each a "Loan Party"), the financial institutions listed on the signature pages hereof (each a "Bank" and collectively, the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as Agent (the "Agent"), and Banque Nationale de Paris, San Francisco Branch as Co-Agent (the "Co-Agent"), and Canadian Imperial Bank of Commerce, Singapore Branch, as the Designated Issuer (the "Designated Issuer"), and is made with reference to the following: (1) that certain Credit Agreement dated as of August 23, 1996, among the Borrowers, the Guarantor, the Banks, the Agent, the Co-Agent, and the Designated Issuer, as amended by that certain First Amendment and Limited Waiver dated as of September 30, 1996 by and among the Borrowers, the Banks, the Agent, the Co-Agent, and the Designated Issuer, and consented to by the Guarantor (the "Credit Agreement");
(2) that certain Security Agreement dated as of August 23, 1996, by and among the Borrowers and the Agent (the "Security Agreement"); (3) that certain Guarantor's Security Agreement dated as of August 23, 1996, by and between the Guarantor and the Agent (the "Guarantor's Security Agreement"); (4) that certain Collateral Assignment, Patent Mortgage and Security Agreement made as of August 23, 1996, by and between Strates Pte. Ltd., a Singapore corporation, as Assignor, and the Agent (the "Strates Pte. Ltd. Collateral Assignment"); and (5) that certain Collateral Assignment, Patent Mortgage and Security Agreement made as of August 23, 1996, by and between StorMedia International, Ltd., a Cayman Islands corporation, as Assignor, and the Agent (the "StorMedia International, Ltd. Collateral Assignment").

         Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement, and the "Other Definitional Provisions" in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

                                    RECITALS

                  WHEREAS, the Loan Parties and Banks desire to amend certain provisions contained in the Credit Agreement, the Security Agreement, the Guarantor's Security Agreement, the Strates Pte. Ltd. Collateral Assignment, and the StorMedia International, Ltd. Collateral Assignment, as set forth below;

                  NOW THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT.

         The Credit Agreement is hereby amended as follows:

             A. Section 1.01 is amended by adding the following defined terms in their proper alphabetical order:

         "'Debenture C': The Debenture to be executed by SIL in favour of the Agent to secure the obligations of the Loan Parties under the Loan Documents."

         "'Debenture D': The Debenture to be executed by Strates in favour of the Agent to secure the obligations of the Loan Parties under the Loan Documents."

         "'Guarantor Documents': The Guarantor Collateral Assignment, the Guarantor Security Agreement, each Letter of Credit Agreement and all L/Cs issued thereunder, and the Interbank Agreement."

         "'Interbank Agreement': That certain Interbank Agreement dated as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency, Banque Nationale de Paris, San Francisco Branch, Canadian Imperial Bank of Commerce, Singapore Branch, each of the Banks listed on the signature pages thereof, and CIBC [Asia] Ltd., and acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., and StorMedia Incorporated."

         "'Letter of Credit Agreements': Three separate Letter of Credit Agreements in substantially the form attached to the Interbank Agreement, among the Agent, the Guarantor and each of Fleet National Bank, Sanwa Bank California, and Union Bank of California, N.A., respectively."

             B. The defined term "Loan Documents" in Section 1.01 is amended to read as follows:

         "'Loan Documents': This Agreement, the Letters of Credit, the Security Agreement, the Collateral Assignment, Debenture A, Debenture B, Debenture C, Debenture D, the Mortgage, the Letter of Credit applications delivered in connection with each request for the issuance of a Letter of Credit, the Guarantor Documents, and each other certificate or document delivered by any of the Loan Parties to the Agent, the Designated Issuer or any Bank prior to the date hereof pursuant to Article IV, any amendment to this Agreement or any other Loan Document, any waiver to this Agreement or any other Loan Document, and any other agreement, certificate or document delivered by any Loan Party to the Agent or any Bank which by its terms states that it is a Loan Document under this Agreement."

             C. The second sentence of Section 2.02(b)(i) is amended to read as follows:

                        "(i) Borrowers shall deliver to the Agent irrevocable notice in the form of Exhibit A hereto, "Notice of Revolving Loan," not later than 11:00 a.m., New York time, at least (y) five (5) LIBO Business Days in advance if any portion of the Revolving Loan is to be a LIBO Rate Loan, and (z) three (3) Business Days in advance if any portion of the Revolving Loan is to be a Base Rate Loan."

                  D.    Section 2.02(c) is amended to read as follows:

                        "(c) Commitment Fee. Borrowers agree to pay to the Agent for the ratable account of the Banks (in accordance with their pro rata shares of the Revolving Commitment) a commitment fee on the average daily unused portion of the Revolving Commitment (i.e., the Revolving Commitment minus all outstanding Revolving Loans and the Letter of Credit Usage) from the date hereof until the Maturity Date at the rate of thirty-seven and one-half basis points (.375%) per annum, payable in arrears on the last day of each calendar quarter commencing the first such date occurring after the date of this Agreement, and on the Maturity Date."

                  E.    Section 2.02(d) is amended to read as follows:

                        "(d) Reduction of the Revolving Commitment. Borrowers shall have the right, upon at least two (2) Business Days' notice to the Agent, to terminate in whole or reduce in part the Revolving Commitment, without premium or penalty, provided that (i) each partial reduction shall be in the aggregate amount of Five Million Dollars ($5,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof and (ii) such reduction shall not reduce the Revolving Commitment to an amount less than the then outstanding principal amount of Revolving Loans plus the then outstanding Letter of Credit Usage on the effective date of the reduction."

                  F.    Section 2.03 is amended to read as follows:

                  "SECTION 2.03. Fees. From time to time, Loan Parties shall pay to the Agent and the Banks non-refundable fees in the amount agreed to separately between such parties."

                  G.    Section 2.04(a) is amended to read as follows:

                        "(a) Revolving Loans. The aggregate principal amount of the Revolving Loans outstanding on the Maturity Date, together with accrued interest thereon, shall be due and payable in full on the Maturity Date. If at any time the outstanding Borrowings under Section
         2.02 plus the Letter of

         Credit Usage exceed the lesser of (i) the Revolving Commitment then in effect or (ii) the Borrowing Base, Borrowers jointly and severally shall immediately repay the excess to the Agent for the ratable accounts of the Banks."

                  H.    Section 2.04(b) is amended to read as follows:

                        "(b) Term Loans. The aggregate principal amount of the Term Loans, together with interest thereon, shall be repaid in equal quarterly installments of Five Million Dollars ($5,000,000) each, beginning November 15, 1997 through May 15, 1999, and a final installment of Fifteen Million Dollars ($15,000,000) on the Maturity Date. All outstanding principal and interest on all Loans shall be due and payable on the Maturity Date."

                  I. Clause (ii) of Section 2.07(f) is amended to read as follows:

                        "(ii) with respect to each Letter of Credit, a non-refundable Letter of Credit fee for the period from and including the date of issuance of the Letter of Credit to and including the date such Letter of Credit is drawn in full, expires or is terminated for the ratable benefit of the Banks at the rate of one and three-quarters of one percent (1.75%) per annum of the stated amount of the Letter of Credit, payable on the date of issuance of the Letter of Credit for the period from the date of issuance to the last day of the next occurring March, June, September and December, and thereafter payable quarterly in arrears on the last day of each March, June, September and December;"

                  J.    Section 3.04 is amended to read as follows:

                  "SECTION 3.04 Payments. Borrowers shall make each payment of principal, interest and fees hereunder, without setoff or counterclaim, not later than 11:00 a.m., New York time, on the day when due in lawful money of the United States of America to the account of the Agent designated on the signature pages hereof (or such other account as may be designated by the Agent) in immediately available funds. The Agent shall promptly pay to the applicable Lending Office of each Bank its pro rata share of each payment of principal, interest, and fees received by the Agent."

                  K.    Section 3.06 is amended to read as follows:

                  "If any Bank or the Issuing Bank shall have determined that any applicable law, regulation, rule or regulatory requirement ("Requirement") regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or the Issuing Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in any such case, effective or announced after the date hereof, has or would have the effect of reducing the rate of return on that Bank's or the Issuing Bank's capital as a consequence of its Commitments and obligations hereunder and under the Loan Documents, the Letters of Credit issued hereunder or its obligation to purchase a participation in the Letters of Credit to a level below that which would have been achieved but for such Requirement, change or compliance (taking into consideration that Bank's or the Issuing Bank's, as the case may be, policies with respect to capital adequacy) by an amount deemed by that Bank or the Issuing Bank, as the case may be, to be material (which amount shall be determined by that Bank's or the Issuing Bank's, as the case may be, reasonable allocation of the aggregate of such reductions resulting from such events), then from time to time, within five (5) Business Days after demand by such Bank or the Issuing Bank, as the case may be, Borrowers jointly and severally agree to pay to that Bank or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate that Bank or the Issuing Bank, as the case may be, for such reduction; provided, however, that Borrowers shall not be obligated to pay any Bank or the Issuing Bank, as the case may be, for any such additional amount incurred more than one hundred and eighty (180) days prior to the date of demand for payment by such Bank or the Issuing Bank, as the case may be; provided, further, however, that Borrowers shall not be obligated to pay any Bank or the Issuing Bank, as the case may be, for any additional amount otherwise payable pursuant to this Section 3.06 to the extent such amount is reflected in adjustments to the interest rates applicable to the Loans."

                  L. The first sentence of Section 3.07(a) is amended to read as follows:

                  "Whether or not the transactions contemplated hereby shall be consummated, each Loan Party jointly and severally agrees to indemnify, pay and hold the Agent, the Co-Agent, the Issuing Bank and each Bank, and the shareholders, officers, directors, Affiliates, employees and agents of the Agent, the Co-Agent, the Issuing Bank and each Bank (each, an "Indemnified Person"), harmless from and against any and all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and costs (including the reasonable estimate of the allocated cost of in-house legal counsel and staff) and including costs of investigation, document production, attendance at deposition or other discovery, that may be incurred by or asserted against any Indemnified Person, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the transactions contemplated by this Agreement or any Loan Document or any contemplated use of the proceeds of the Loans, or the issuance of any

         Letter of Credit, whether or not an Indemnified Person is a party thereto (collectively, the "Indemnified Liabilities"), except to the extent that such Indemnified Liabilities result from the gross negligence or wilful misconduct of the Agent, the Co-Agent, the Issuing Bank or any Bank."

                  M. The last sentence of Section 3.13(a) is amended to read as follows:

                  "If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank, the Issuing Bank, the Co-Agent or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.13) such Bank, the Issuing Bank, the Co-Agent or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law; provided that any Loan Party shall not be required pursuant to clause (i) above to increase the sum payable to any Bank, the Issuing Bank, the Co-Agent or the Agent organized under the laws of a jurisdiction outside of the United States if such Bank, the Issuing Bank, the Co-Agent or the Agent, as the case may be, shall have failed to provide either the forms or documents referred to in Section 3.13(e) indicating exemption from (or reduction via applicable tax treaty of) Singapore withholding tax."

                  N. A new Section 3.13(g) is added to the Credit Agreement, as follows:

                  "(g) Indemnities. Without limiting the generality of Section
         3.13 and for the avoidance of doubt, the Loan Parties jointly and severally agree to indemnify each Bank, the Issuing Bank, the Co-Agent and the Agent against all penalties, fines, costs or other expenses howsoever suffered or incurred by any Bank, the Issuing Bank, the Co-Agent or the Agent arising out of or in connection with any Loan Documents or amendments from time to time made to this Agreement (including any non-compliance by such Bank, the Issuing Bank, the CoAgent or the Agent with any taxation or other laws or regulations of the State of California or any other jurisdiction) except for any penalties, fines, costs or other expenses suffered or incurred on account of (i) any gross negligence or wilful misconduct of such Bank, the Issuing Bank, the Co-Agent or the Agent, or (ii) failure by any Bank, the Issuing Bank, the Co-Agent or the Agent organized under the laws of a jurisdiction outside of the United States to provide either the forms or documents referred to in Section 3.13(e) indicating exemption from (or reduction via applicable tax treaty of) Singapore withholding tax."

                  O.    Section 3.14 is amended to read as follows:

                  "SECTION 3.14. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the obligations of the Loan Parties under the Loan Documents, including reimbursement or other payment under any Letter of Credit Agreement, in excess of its ratable share of payments on account of all obligations of the Loan Parties under the Loan Documents obtained by all the Banks, then such Bank shall forthwith purchase from the other Banks such participations in the Loans owing to them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to the Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to
         (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Borrowers agree that any Bank so purchasing a participation from another Bank pursuant to this
         Section 3.14 or any other provision of this Agreement may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right to set-off) with respect to such participation as fully as if such Bank were the direct creditor of Borrowers in the amount of such participation."

                  P.    Section 7.01(a) is amended to read as follows:

                  "(a) Any Loan Party shall fail to pay any installment of the principal when due hereunder or under any Loan Document, or shall fail to pay any installment of interest within three (3) Business Days of the date when due hereunder or under any Loan Document, or shall fail to pay any other amount payable within five (5) Business Days of the date when due hereunder or under any Loan Document."

                  Q. The Notice Address for STORMEDIA INCORPORATED, as Guarantor, as set forth in the signature pages, is amended to read as follows:

                            "385 Reed Street
                            Santa Clara, CA 95050

                            Telephone: (408) 988-1409
                            Telephone: (408) 727-4928
                            Attention: Chief Financial Officer"

                  R. The Attention line of the Notice Address for BANQUE NATIONALE DE PARIS, Singapore Branch, on the appropriate signature page, is amended to read as follows:

                           "Attention: Mr. Andre Luu"

                  S. Annex I is amended in its entirety to read as shown in the attachment marked as ANNEX I attached hereto.

                  T. Annex II is amended in its entirety to read as shown in the attachment marked as ANNEX II attached hereto.

                  U. Exhibit E [Form of Compliance Certificate] is amended in its entirety to read as shown in the attachment marked as EXHIBIT E attached hereto.

Section 2.  AMENDMENTS TO THE SECURITY AGREEMENT.

         The Security Agreement is hereby amended as follows:

         A.       Section 2 is amended to read as follows:

                  "SECTION 2. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all obligations and liabilities of every nature of any Borrower or Borrowers or the Guarantor, now or hereafter existing, under or arising out of or in connection with the Credit Agreement, any Loan Documents (as defined in the Credit Agreement) or otherwise, and all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or a Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of any Borrower or Borrowers now or hereafter existing under this Agreement (all such obligations, together with the Underlying Debt, being the "Secured Obligations")."

Section 3.  AMENDMENTS TO THE GUARANTOR'S SECURITY AGREEMENT.

         The Guarantor's Security Agreement is hereby amended as follows:

A.       Section 2 is amended to read as follows:

                  "SECTION 2. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all obligations and liabilities of every nature of Guarantor now or hereafter existing, under or arising out of or in connection with the Credit Agreement, any Loan Documents (as defined in the Credit Agreement) or otherwise, and all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or a Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Guarantor now or hereafter existing under this Agreement (all such obligations, together with the Underlying Debt, being the "Secured Obligations").

Section 4. AMENDMENTS TO THE STRATES PTE. COLLATERAL ASSIGNMENT.

         The Strates Pte. Ltd. Collateral Assignment is hereby amended as follows:

A.       The introductory clause of Section 1 is amended to read as follows:

                  "1.      Assignment, Patent Mortgage and Grant of Security
         Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's or Guarantor's (as Guarantor is defined in the Credit Agreement) present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):"

Section 5. AMENDMENTS TO THE STORMEDIA INTERNATIONAL, LTD. COLLATERAL
ASSIGNMENT.

         The StorMedia International, Ltd. Collateral Assignment is hereby amended as follows:

A.       The introductory clause of Section 1 is amended to read as follows:

                  "1. Assignment, Patent Mortgage and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's or Guarantor's (as Guarantor is defined in the Credit Agreement) present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):"

Section 6. CONDITIONS TO EFFECTIVENESS.

                  This Amendment shall become effective as of January 24, 1997 (the "Closing Date"), only upon:

                  (i) receipt by the Agent of the following (each of which shall be in form and substance satisfactory to the Agent and its counsel, with sufficient copies for each of the Banks):

                      (a) counterparts of this Amendment duly executed on behalf of the Borrowers, the Guarantor, the Agent, the Designated Issuer, and each of the Banks, and the consent by the Guarantor;

                      (b) copies of resolutions of the Board of Directors or other authorizing documents of each of the Loan Parties, approving the Amended Agreement (as defined below);

                      (c) favorable opinions of counsel to Loan Parties, as to such other matters as any Bank may reasonably request, dated as of the effective date of this Amendment; and

                  (ii) completion of such other matters (including the due execution of Forms 33 and 34 in relation to the relevant Loan Documents) and delivery of such other agreements, documents and certificates as any Bank through the Agent may reasonably request.

Section 7. THE LOAN PARTIES' REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Banks to enter into this Amendment, the Loan Parties represent and warrant to the Agent and each Bank that after giving effect to this Amendment the following statements are true, correct and complete:

                  A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Articles of Incorporation and Bylaws of each Loan Party have not been amended since the copies previously delivered to the Agent or Banks.

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.

                  C. No Conflict. After giving effect to the items described in
Section 2 of this Amendment, the execution and delivery by each Loan Party of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to any Loan Party or any of their Subsidiaries,
(ii) the Articles of Incorporation or Bylaws of any Loan Party, (iii) any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of their Subsidiaries, or (iv) any material agreement or instrument binding on any Loan Party or any of their Subsidiaries.

                  D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party and are the binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  F. Incorporation of Representations and Warranties From Credit Agreement and Security Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 8.  MISCELLANEOUS.

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

                  B. Fees and Expenses. All expenses, including, but not limited to, reasonable attorneys' fees, incurred by Agent and Banks in the preparation and implementation of this Amendment and the Guarantor Documents constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents and as such are payable by the Loan Parties in accordance with Section 9.05 of the Credit Agreement.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                STORMEDIA INTERNATIONAL, LTD., as Borrower



                                By: /s/ STEPHEN M. ABELY
                                   ---------------------------------------------

                                Title:  Secretary
                                      ------------------------------------------



                                STRATES PTE. LTD., as Borrower



                                By: /s/ WILLIAM J. ALMON
                                   ---------------------------------------------

                                Title:  Director
                                      ------------------------------------------




                                StorMedia Incorporated hereby agrees and consents to the foregoing Amendment and the related documentation, and confirms and ratifies its guaranty of the obligations of Borrowers under the Credit Agreement
                                (as defined in the foregoing Amendment).

                                STORMEDIA INCORPORATED, as Guarantor



                                By:  /s/ WILLIAM J. ALMON
                                   ---------------------------------------------

                                Title: Chairman
                                      ------------------------------------------

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, New York Agency, as
                                        Agent


                                        By: /s/ ILLEGIBLE
                                           --------------------------------
                                        Title:

                                        BANQUE NATIONALE DE PARIS,
                                        San Francisco Branch, as Co-Agent


                                        By: /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: V.P.
                                              -----------------------------


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: V.P.
                                              -----------------------------

                                        DESIGNATED ISSUER:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, Singapore Branch

                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: V.P.
                                              -----------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                        CIBC [Asia] LTD.


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: V.P.
                                              -----------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        Singapore Branch


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        FLEET NATIONAL BANK


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        SANWA BANK CALIFORNIA


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ illegible
                                           --------------------------------
                                        Title:  Vice President
                                              -----------------------------

                                     ANNEX I
                     FINANCIAL INSTITUTIONS AND COMMITMENTS

                               TOTAL                              REVOLVING
BANK                           TERM COMMITMENT                    COMMITMENT                 COMMITMENT
CIBC [Asia] Ltd.               $13,333,333.33                     $6,666,666.67              $20,000,000.00



Banque Nationale               $10,000,000.00                     $5,000,000.00              $15,000,000.00
de Paris

Fleet National                 $10,000,000.00                     $5,000,000.00              $15,000,000.00
Bank

Sanwa Bank                     $10,000,000.00                     $5,000,000.00              $15,000,000.00
California

Union Bank of                  $ 6,666,666.67                     $3,333,333.33              $10,000,000.00
California, N.A.


                                    ANNEX I-1

                                    ANNEX II
                                 LENDING OFFICES

BANK                            BASE RATE LOANS                 LIBO RATE LOANS                 LETTERS OF CREDIT
----                            ---------------                 ---------------                 -----------------
CIBC [Asia] Ltd.                CIBC [Asia] Ltd.                CIBC [Asia] Ltd.                Canadian Imperial
                                                                                                Bank of Commerce,
                                                                                                Singapore Branch

Banque Nationale                BNP, Singapore                  BNP, Singapore                  BNP, Singapore
de Paris                        Branch                          Branch                          Branch

Fleet National                  Fleet National                  Fleet National                  Fleet National
Bank                            Bank (Boston)                   Bank (Boston)                   Bank (Boston)

Sanwa Bank                      Sanwa Bank                      Sanwa Bank                      Sanwa Bank
California                      California (SJ)                 California (SJ)                 California (SJ)

Union Bank of                   Union Bank of                   Union Bank of                   Union Bank of
California, N.A.                California, N.A.                California, N.A.                California, N.A.
                                (SF)                            (SF)                            (SF)


                                   ANNEX II-1

                                    EXHIBIT E

                        [FORM OF COMPLIANCE CERTIFICATE]
                             COMPLIANCE CERTIFICATE


                  1. This Compliance Certificate ("Compliance Certificate") is executed and delivered by StorMedia Incorporated, a Delaware corporation, to Canadian Imperial Bank of Commerce, New York Agency (the "Agent") pursuant to Section 6.01(a)(iii) of the Credit Agreement, dated as of August 23, 1996, (as amended from time to time the "Agreement") among Borrowers, Guarantor, the financial institutions named therein and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Agreement. This Compliance Certificate covers the Loan Parties':

                  Fiscal quarter ended ___________________________ , 199__
                  Fiscal year ended ___________________________ , 199__

                  2. The following paragraphs set forth calculations in compliance with obligations pursuant to Sections 6.02(a), (b), (c), (d), (e),
(f) and (l) of the Agreement, as of the end of the applicable fiscal period set forth in paragraph 1 hereof.


I.       Quick Ratio (Sec. 6.02(a)):


         (a)      Consolidated Quick Assets       $__________
                                                  -

         (b)      Consolidated Current
                  Liabilities                     $__________
                                                  -

                  Quick Ratio (a:b)               ___________

         Minimum Permitted Quick Ratio      1.10 to 1.00 for each fiscal quarter

II.      Consolidated Tangible Net Worth (Sec. 6.02(b))

         1.       Consolidated Tangible Net
                  Worth                           $__________

                  Required                        greater than or equal to
                                                  $152,000,000

         2.       (a)      $152,000,000 plus

                  (b)      85% of Consolidated
                           Net Income (but not
                           loss) for each fiscal
                           quarter of the Loan
                           Parties commencing
                           with the quarter
                           ending  September
                           30, 1996               $__________

                  (c)      100% of the increase
                           in Consolidated
                           Tangible Net Worth
                           occurring after June
                           30, 1996 resulting
                           from an Equity
                           Issuance after
                           September 30, 1996

                                                  $__________

                  Minimum Required Consolidated
                  Tangible Net Worth              ((a) + (b) + (c))   $_________

         3.       Actual Consolidated Tangible Net Worth         $__________

III.     Leverage Ratio (Sec. 6.02(c)):

         (a)      Consolidated Liabilities        $__________
                                                  -

         (b)      Consolidated Tangible Net
                  Worth (same as II (3) above)    $__________
                                                  -

         Leverage Ratio (a:b) __________

         Maximum Permitted    0.75 to 1.00 for each fiscal quarter

IV.      Consolidated Net Income (Sec. 6.02(d)):

         (a)      Consolidated Net Income
                  during the most recent
                  fiscal quarter of the Loan
                  Parties                         $__________
                                                  -

         (b)      Consolidated Net Income
                  during the fiscal quarter of
                  the Loan Parties preceding
                  the most recent fiscal
                  quarter of the Loan Parties     $__________
                                                  -

                  Required:        greater than $0 for any two fiscal quarters
                                   in any four consecutive fiscal quarter period

V.       Operating Performance Ratio (Sec. 6.02(e)):

         (a)      Annualized Consolidated
                  Cash Flow for the Loan
                  Parties and their
                  Subsidiaries for the most
                  recent fiscal quarter ending    $__________
                                                  -

         (b)      Quarterly Interest plus the
                  greater of:                     $__________
                                                  -

                  (i)      current portion of
                           long term debt

                  (ii)     $20,000,000 plus       $__________
                           outstanding Revolving  -
                           Loans $__________

         Operating Performance Ratio (4xa:b) $__________


         Required:

                  Quarter Ending                              Ratio

                  September 30, 1996                          1.50 to 1.00
                  December 31, 1996                           1.50 to 1.00
                  March 31, 1997                              1.50 to 1.00
                  June 30, 1997                               1.75 to 1.00
                  September 30, 1997                          2.00 to 1.00
                  December 31, 1997                           2.25 to 1.00
                  March 31, 1998 and thereafter               3.00 to 1.00


VI.      Debt (Sec. 6.02(g)(iii)):                               $__________

         Permitted                           Up to $20,000,000


VII.     Consolidated Capital Expenditures (Sec. 6.02(l)):

         (a)      Consolidated Capital Expenditures         $__________
                  in most recent fiscal year

         Permitted

         Fiscal Year Ending         Amount

         1996                       $100,000,000
         1997                       $100,000,000
         1998                       $ 75,000,000
         1999                       $ 75,000,000

         (b)      Consolidated Capital Expenditures         $__________
                  in most recent fiscal quarter

         Permitted

         not more than 40% of the total amount permitted in any fiscal year shall be spent in any fiscal quarter of that year


         3. The undersigned has reviewed the terms of the Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Loan Parties and their Subsidiaries during the fiscal period covered by this Compliance Certificate. The undersigned does not (either as a result of such review or otherwise) have any knowledge of the existence as of the date of this Compliance Certificate of any condition or event that constitutes an Event of Default or a Potential Event of Default, with the exceptions set forth below, in response to which Loan Parties are taking or proposes to take the following actions (if none, so state):

--------------------------------------------------------------------------------

         4. This Compliance Certificate is executed on __________ , 199_, by the Chief Executive Officer, Chief Financial Officer, Treasurer or Controller of Guarantor. The undersigned hereby certifies that each and every matter contained herein is derived from the Loan Parties' books and records and is, to the best knowledge of the undersigned, true and correct.


                                        StorMedia Incorporated,
                                        a Delaware corporation


                                        By:________________________________

                                        Title:_____________________________

                               INTERBANK AGREEMENT

         This Interbank Agreement (this "Agreement") is made as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency (the "Agent"), Banque Nationale de Paris, San Francisco Branch (the "Co-Agent"), Canadian Imperial Bank of Commerce, Singapore Branch (the "Designated Issuer") and each of the Banks listed on the signature pages hereof (each, a "Bank" and collectively, the "Banks"), and CIBC [Asia] Ltd., as assuming bank (the "Assuming Bank"), and is acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., (the "Borrowers") and StorMedia Incorporated (the "Guarantor"). Capitalized terms used in this Agreement without definition shall have the respective meanings assigned to such terms, whether directly or indirectly by reference, in the Credit Agreement (as defined below), and the "Other Definitional Provisions" in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

                                    RECITALS

         A. WHEREAS, the Agent, the Co-Agent, the Banks, the Borrowers and the Guarantor have entered into that certain Credit Agreement dated as of August 23, 1996 as amended by that certain First Amendment and Limited Waiver dated as of September 30, 1996, and are concurrently herewith entering into a Second Amendment to Credit Agreement and First Amendment to Certain Security Documents (as so amended, the "Credit Agreement") and certain related documents.

         B. WHEREAS, pursuant to the Credit Agreement and subject to the terms and conditions thereof, Banks have agreed to make loans to, and issue letters of credit for the benefit of, Borrowers, and Guarantor has agreed to guarantee the obligations of Borrowers under the Loan Documents.

         C. WHEREAS, the Borrowers and the Guarantor have requested that the parties set forth terms whereby some Banks will issue letters of credit for the account of the Guarantor and for the benefit of the Assuming Bank (the "L/Cs"); and that the Assuming Bank will agree to fund certain loans on behalf of each of those Banks.

         D. WHEREAS, the Guarantor has agreed to (i) to cause L/Cs to be issued and (ii) to repay amounts drawn under the L/Cs.

         E. WHEREAS, the Banks and the Assuming Bank are willing to agree to the Borrowers' and Guarantor's requests, provided that the parties set forth certain respective rights and duties with respect to the L/Cs and the ratable sharing of amounts collected from Borrowers and Guarantor under the Credit Agreement and the Loan Documents.

         F. WHEREAS, the Borrowers and the Guarantor are willing to acknowledge and agree to the arrangements among the Banks and the Assuming Bank set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto agree as follows:

                                    AGREEMENT

         1. Defined Terms. As used in this Agreement, the following terms have the following meanings:

         "Aggregate Assumed Funding Amount": The aggregate amount of all Loans funded by the Assuming Bank.

         "Assumed Funding Amount": As to any Loan, the amount of each L/C Bank's pro rata share of such Loan funded by the Assuming Bank.

         "Assuming Bank": CIBC [Asia] Ltd., in its capacity as Assuming Bank under this Agreement.

         "BNP": Banque Nationale de Paris, Singapore Branch.

         "Collateral": As defined in the Security Agreement.

         "Cost of Funds": As to any Loan, (i) with respect to LIBO Rate Loans, the LIBO Rate, and (ii) with respect to Base Rate Loans, the interest rate per annum quoted by the Assuming Bank as its cost of funds at the time of the requested Loan.

         "Fleet": Fleet National Bank.

         "Funding Banks": BNP and CIBC [Asia] Ltd., each in its capacity as a funding bank under this Agreement.

         "Funding Date: The date established by the Agent and communicated to the other parties hereto as the Funding Date.

         "L/C": A letter of credit issued by an L/C Bank in an amount equal to its pro rata share of the Term Commitment, in favor of the Assuming Bank, in substantially the form attached hereto as Exhibit B.

         "L/C Bank": Sanwa, Union, and Fleet, each of which will issue an L/C in accordance with the terms of this Agreement. The term "L/C Bank" shall also apply to any purchasers from and successors and assigns of Sanwa, Union and Fleet which issue an L/C in accordance with the terms of this Agreement.

         "L/C Fee": The fee payable for the account of the L/C Banks as described in Section 3(a) hereof.

         "Letter of Credit Agreement": A Letter of Credit Agreement among an L/C Bank, the Guarantor and the Agent, in substantially the form attached hereto as Exhibit A.

         "Sanwa": Sanwa Bank California.

         "Side Letter": That certain letter agreement dated as of the date hereof, executed by Borrowers and Guarantor, and accepted and agreed to by the parties hereto.

         "Union": Union Bank of California, N.A.

         2.       LOANS, LETTERS OF CREDIT AND L/Cs.

                  (a) L/C Banks, Funding Banks, and Assuming Bank. Sanwa, Union and Fleet each agree to act as an L/C Bank with respect to the Term Loan on the terms and conditions set forth herein, and will fund Revolving Loans or unreimbursed drawings on Letters of Credit subject to the terms and conditions of the Credit Agreement. BNP and CIBC [Asia] Ltd. each agree to act as a Funding Bank with respect to the Term Loan, and will fund Loans or unreimbursed drawings on Letters of Credit subject to the terms and conditions of the Credit Agreement. CIBC [Asia] Ltd. agrees to act as the Assuming Bank for the L/C Banks for the Term Loan, on the terms and conditions set forth herein. On the Funding Date, (i) each L/C Bank shall enter into a separate Letter of Credit Agreement with the Guarantor and the Agent substantially in the form attached as Exhibit A hereto and (ii) each L/C Bank shall issue its L/C in substantially the form attached as Exhibit B hereto. Each L/C shall cover only the payment of principal (and not interest) of the Term Loan. The parties agree that the issuance by each L/C Bank of its L/C on the terms set forth herein and other provisions of the L/Cs as described herein, together with the funding of the Term Loan (by the Assuming Bank or otherwise), shall satisfy such L/C Bank's Commitment under the Credit Agreement to make the Term Loan under the Credit Agreement, for all purposes of the Loan Documents. The parties further agree that each L/C Bank shall constitute a "Bank" (as defined in the Credit Agreement) for all purposes of the Loan Documents, and that each L/C Bank is entitled to all of the rights, benefits, protections, and privileges of a Bank under the Loan Documents.

                  (b)      The Term Loan.

                           (i)      Not later than 11:00 a.m., New York time, on
the Funding Date, (x) the Assuming Bank shall deposit immediately available funds in the amount of the Aggregate Assumed Funding Amount of the Term Loan to the account of the Agent set forth on the signature pages of the Credit Agreement, or such other account as the Agent may designate in writing to the Assuming Bank; and (y) each L/C Bank shall issue and deliver to the Assuming Bank its L/C in the principal amount of such L/C Bank's pro rata share of the Term Loan. Not later than 2:00 p.m., New York time, on the Funding Date, the Agent shall distribute to the L/C Banks in accordance with their pro rata shares of the outstanding Term Loan, the Aggregate Assumed Funding Amount of the Term Loan.

                           (ii)     Demands for payments under each L/C shall
not in the aggregate exceed the Effective Stated Amount. The Effective Stated Amount of an L/C Bank's L/C shall at all times be equal to its respective pro rata share of the Term Loan then outstanding. The "Effective Stated Amount" of each L/C initially shall be equal to each L/C Bank's respective pro rata share of the outstanding Term Loan, and shall be reduced thereafter as follows: (i) each drawing made under each L/C shall automatically and permanently reduce the Effective Stated Amount of each L/C by the amount of the drawing; (ii) the Effective Stated Amount of each L/C shall be permanently reduced by the amount of any regularly scheduled payment of principal paid to the Agent for the benefit of the Assuming Bank and applied to the outstanding principal portion of each L/C Bank's respective pro rata share of the Term Loan; and (iii) the Effective Stated Amount of each L/C shall be permanently reduced by the amount of any mandatory or voluntary prepayment made by or on behalf of Borrowers and paid to the Agent for the benefit of the Assuming Bank and applied towards the principal of each L/C Bank's respective pro rata share of the Term Loan. The Effective Stated Amount of the L/Cs once reduced shall not be reinstated for any reason.

         3.       Fees and Interest.

                  (a) L/C Fees and Interest. Guarantor will pay to the Agent, for the benefit of each L/C Bank (ratably in accordance with the Effective Stated Amount of their respective L/Cs), in arrears on each Interest Payment Date, an L/C Fee equal to one and three-quarters percent (1.75%) on the average daily balance of the Effective Stated Amount of the L/Cs. Borrowers' obligation to pay interest on the Loans as provided in Section 2.05 of the Credit Agreement shall only apply to (i) the principal amount of Term Loans funded by the Funding Banks and (ii) the principal amount of all Revolving Loans.

                  (b) Cost of Funds. Borrowers will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, the Assuming Bank's Cost of Funds on the average daily balance of the Aggregate Assumed Funding Amount.

                  (c) Administrative Fee. Guarantor will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, an administrative fee equal to twenty basis points on the average daily balance of the aggregate Effective Stated Amount of all L/Cs outstanding during that period.

                  (d) Payment of Interest on Funding Date. It shall be a condition precedent to the funding of the Term Loan as provided for under
Section 2 hereof, that Borrowers shall pay to the Agent, for the benefit of the Banks, on the Funding Date, all accrued and unpaid interest on the Term Loan to the Funding Date.

         4. Drawings. Upon the failure by Borrowers to make a required principal payment (whether scheduled, following notice of prepayment, upon acceleration or otherwise) under the Credit Agreement with respect to the Term Loan, which failure results in an Event of Default as defined in the Credit Agreement, or upon the commencement of a proceeding relating to bankruptcy, insolvency, reorganization, or relief of debtors in respect of one or more of the Loan Parties, which has resulted in an Event of Default as defined in the Credit Agreement, the Agent shall notify the Assuming Bank of such Event of Default not later than 1:00 p.m., New York time, on the date such Event of Default occurs, and the Assuming Bank may draw on the L/Cs in such amounts as are allowed therein.

         5.       Payments.

                  (a) Payments under Credit Agreement and Loan Documents. All payments from the Loan Parties under the Credit Agreement or other Loan Documents shall be made to the Agent. In the event any Bank shall receive any payment directly from any of the Loan Parties, such payment shall be delivered to Agent in the original form as received. The Agent shall distribute and apply all payments received from the Loan Parties under the Credit Agreement and other Loan Documents as follows:

                           (i)      If a payment received by the Agent is in the
exact amount due according to the records of the Agent such that upon distribution of such payment to the Assuming Bank, the Funding Banks, or other Banks, as the case may be, no amount will remain due and owing to such Assuming Bank, Funding Banks or other Banks under any of the Loan Documents, the Agent shall distribute and apply the payment in accordance with the terms of the Loan Documents.

                           (ii)     If a payment received by the Agent is in an
amount other than the exact amount due according to the records of the Agent, notwithstanding any provision in the Security Agreement or other Loan Document to the contrary, the Agent shall distribute and apply such payment as follows:

                                    1.       Such payment shall first be applied
to interest, L/C Fees, Cost of Funds and principal then due and payable, and distributed to the Banks, the Assuming Bank, and the Funding Banks, as applicable, ratably in accordance with the amounts of interest, L/C Fees, Cost of Funds and principal then due and payable to each such Bank, Assuming Bank or Funding Bank. Principal payments shall be distributed to the Assuming Bank, the Funding Banks or other Banks ratably in accordance with the outstanding amount of the Loans funded by each of the Assuming Bank, the Funding Banks or other Banks. For purposes of this Section, payments by L/C Banks of drawings made on L/Cs shall constitute "funding" of Loans to the extent of such payments, and payments received by the Assuming Bank from drawings made on L/Cs shall be deducted from the amount of Loans funded by the Assuming Bank.

                                    2.       The remainder of such payment shall
then be applied to Letter of Credit Fees, Administrative Fees, Commitment Fees and Agent fees then due and payable, and distributed to the Banks, Assuming Bank, and Agent, as applicable, ratably in accordance with the amounts of Administrative Fees, Commitment Fees and Agent fees then due and payable to each such Bank, Assuming Bank or Agent.

                                    3.       The remainder of such payment shall
then be applied to other fees, expenses, and other amounts then due and payable, and distributed to such Banks or other parties that are owed such amounts, as determined by Agent.

                  (b) Sharing of Payments. For the purposes of Section 3.14 of the Credit Agreement, the obligations of the Loan Parties under the Loan Documents shall include (i) the obligation of the Guarantor to reimburse each L/C Bank for amounts drawn under the L/Cs and (ii) the obligation of the Guarantor to pay L/C Fees to the L/C Banks.

                  (c) Majority Banks. For purposes of determining the "Majority Banks" under the Credit Agreement, the Effective Stated Amount under each L/C Bank's issued L/C shall be deemed to constitute "Loans" by such L/C Bank. CIBC [Asia] Ltd., in its capacity as the Assuming Bank, shall not be considered a "Bank" under the Credit Agreement except as expressly provided in this Agreement.

                  (d) Returned Payments. If any payment received by the Agent or any Bank and paid over, distributed or applied as contemplated hereby is subsequently set aside, avoided, or for any reason required to be returned, each Person that received a distribution in respect of such payment shall, upon demand by the Agent or such Bank, as the case may be, pay to the Agent or such Bank the amount of the distribution received by such Person, and the obligations owing to such Person, in respect of which such payment was originally made, shall be restored to the extent such payment was set aside, avoided, or returned.

         6. Letter of Credit Agreements. All reimbursement payments made pursuant to a Letter of Credit Agreement shall be made to the Agent, who shall apply and distribute such payments in accordance with Section 5 hereof. Each L/C Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under each Letter of Credit Agreement as are delegated to the Agent by the terms thereof, including remedial and enforcement actions and powers, together with such powers as are reasonably incidental thereto, all subject to the terms of Article VIII of the Credit Agreement. No L/C Bank may unilaterally exercise any rights or powers it may have under a Letter of Credit Agreement except upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks.

         7.       Ratable Interests.

                  (a) Rights in Collateral. Subject to Section 10, Agent, the Loan Parties and each Bank acknowledge and agree that the rights and interests inuring to each Bank under the Credit Agreement, Security Agreement or other Loan Documents with respect to such Bank's rights to participate in, or receive any distribution in respect of any collateral, security, guaranty, or other credit support, shall be allocated ratably without preference or priority among the Banks in accordance with their pro rata shares of the outstanding Loans and reimbursement obligations under L/Cs. Without limiting the foregoing, any proceeds of sales of Collateral, or any other payments or distributions in respect of the Collateral, or in respect of the Guaranty shall be distributed and applied in accordance with the provisions of Section 5 hereof.

                  (b) No Impairment. Nothing contained in this Agreement shall be construed to limit or impair the rights of the Agent or the Banks under the Loan Documents or otherwise. The Agent, the Banks, the Borrowers, and the Guarantor agree that the ratable sharing and distribution provisions set forth in this Agreement shall apply notwithstanding the fact that the Guarantor or a Borrower is the primary obligor with respect to any particular Commitment, obligation or Loan Document.

         8. Assignment to Assuming Bank. The parties agree that notwithstanding any provision of the Credit Agreement to the contrary (including, but not limited to, Section 9.06), any Bank may assign, from time to time, all or any portion of its pro rata share of the Commitments and its Loans to the Assuming Bank, without notice to or the consent of the Agent, the Borrowers, the Guarantor, or any other Bank, on such terms as the assigning Bank and the Assuming Bank determine are appropriate. Upon any such assignment, and to the extent thereof, the Assuming Bank shall constitute a "Bank" under the Credit Agreement and the Loan Documents, entitled to all of the rights, benefits, protections and privileges of a Bank under the Loan Documents.

         9. Yield Protection Provisions. The Assuming Bank shall at all times constitute a "Bank" under the Credit Agreement for purposes of Sections 3.06, 3.07, 3.09, 3.10 and 3.11 thereof.

         10. Subrogation Rights of Assuming Bank. Notwithstanding any other provision in this Agreement, if for any reason any L/C Bank shall fail to honor a drawing attempted by the Assuming Bank under a L/C which attempted drawing was made in accordance with the terms of this Agreement and the L/C, then at Assuming Bank's option, the rights of the Assuming Bank shall be subrogated to the rights of such L/C Bank under the Credit Agreement and the other Loan Documents to the extent of that portion of the Loan for which such drawing was attempted, and the Assuming Bank shall constitute a "Bank" under the Credit Agreement and the other Loan Documents to the extent of that portion of the Loan for which such drawing was attempted.

         11. Resignation of Assuming Bank. The Assuming Bank may resign at any time for any reason, or without any reason, by giving written notice thereof to the Agent, which resignation shall be effective on the date specified in the notice regardless of whether a successor Assuming Bank is selected pursuant to the remainder of this Section. Upon any such resignation, the L/C Banks shall have the right (a) to select a successor Assuming Bank with the Loan Parties' consent (so long as no Event of Default or Potential Event of Default is then continuing) which consent shall not be unreasonably withheld or delayed; or (b) to not select a successor Assuming Bank. At the time such resignation shall become effective, (i) each L/C Bank shall deposit immediately available funds in the amount of the outstanding portion of such L/C Bank's Assumed Funding Amount to the account of the Agent for the benefit of the resigning Assuming Bank within five (5) Business Days of receipt of an invoice for such amounts, and
(ii) the Loan Parties agree to pay all accrued and unpaid Cost of Funds, Administrative Fees and other fees in respect of Loans funded by the Assuming Bank, to the Agent for the benefit of the Assuming Bank within five (5) Business Days of receipt of an invoice for such amounts. The acceptance of any selection as the Assuming Bank hereunder by a successor Assuming Bank shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Agent, and, from and after the effective date of such agreement (i) such successor shall have all the rights and obligations of the resigning Assuming Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Assuming Bank" shall be deemed to refer to such successor or to any previous Assuming Bank, or to such successor Assuming Bank and all previous Assuming Banks, as the context shall require. After the effective date of the resignation of the Assuming Bank hereunder, the resigning Assuming Bank shall remain a party hereto and shall continue to have all the rights of the Assuming Bank under this Agreement and the Loan Documents to the extent necessary to collect amounts due the Assuming Bank (or to the Agent for the benefit of the Assuming Bank) in respect of Loans funded by the Assuming Bank prior to such resignation, but shall not be required to fund additional Loans or comply with any other obligation of the Assuming Bank hereunder or under any other Loan Document. In the event the Assuming Bank resigns hereunder, and provided that no successor shall have been selected and shall have accepted such selection as specified herein prior to the effective date of the Assuming Bank's resignation, then upon the date of the final indefeasible payment to the Assuming Bank of all amounts owing to it hereunder and under the other Loan Documents, (A) this Agreement shall be void (B) Subsections A and B of Section 1 of the Second Amendment to Credit Agreement and First Amendment to Certain Security Documents shall be void and (C) the Side Letter shall be void.

         12. Resignation. Upon the the downgrading of the credit rating of any L/C Bank to BBB+ or below as determined by Moody's (or if Moody's no longer publishes bank credit ratings, an equivalent credit rating determined by a reputable firm which publishes such ratings), the Assuming Bank may, at its option, require such L/C Bank to provide a facing letter of credit from a bank to which Moody's has assigned a credit rating of at least AAA-, or resign as specified herein.

         13. Records. Agent shall keep and maintain internal records of all Loans and other amounts funded by each Bank, Funding Bank, or Assuming Bank, including all amounts of principal, interest, fees, expenses or other amounts owing hereunder to each Bank, Funding Bank, Assuming Bank or Agent; all amounts in respect of the L/Cs, including the Effective Stated Amount under the L/Cs, and drawings made thereon; and all payments made by or on account of any Loan Parties. The records maintained by the Agent in respect of such amounts shall be deemed conclusive absent manifest error.

         14. Indemnification of Assuming Bank. The Assuming Bank shall at all times constitute a "Bank" under the Credit Agreement for purposes of Sections 3.07 and 3.13 thereof.

         15. Minimum Interest Period. If the Borrowers fail to designate the Interest Period with respect to a requested LIBO Rate Loan under Section
2.01 or 2.02 of the Credit Agreement, the Interest Period with respect to such LIBO Rate Loan shall be one month.

         16. Further Assurances. At any time and from time to time each of the parties hereto shall execute and deliver such further instruments and take such further action as may reasonably be necessary to effectuate the purposes of this Agreement.

         17.      General Provisions.

                  (a) Loan Document. This Agreement is a Loan Document under the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  (b) Incorporation by Reference of Certain Provisions. Any provision in the Credit Agreement or in any other Loan Document that is of general applicability to the Loan Documents shall be and hereby is incorporated in this Agreement as though set forth in full.

                  (c) Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                  (d) Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  (e) Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  (g) Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of all the parties hereto, except that Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Agent and all the Banks. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

                  (h) Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect until the termination of the Credit

Agreement and the final indefeasible payment in full in cash of all amounts owing thereunder.

                  (i) Obligations Several. The obligation of each Bank hereunder is several, and no Bank shall be responsible for the obligation or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        New York Agency, as Agent


                                        By:  /s/  illegible
                                           --------------------------------
                                        Title:  Vice President
                                              -----------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        San Francisco Branch,
                                        as Co-Agent


                                        By:  /s/  illegible
                                           --------------------------------
                                        Title:  Vice President
                                              -----------------------------

                                        By:  /s/  illegible
                                           --------------------------------
                                        Title:  Vice President
                                              -----------------------------

                                        DESIGNATED ISSUER:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        Singapore Branch


                                        By:  /s/  illegible
                                           --------------------------------
                                        Title:  Vice President
                                              -----------------------------

                                        ASSUMING BANK:

                                        CIBC [Asia] LTD.


                                        By: /s/ illegible
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        BANKS:

                                        CIBC [Asia] LTD.


                                        By: /s/ illegible
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        Singapore Branch


                                        By: /s/ illegible
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        By: /s/ illegible
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        FLEET NATIONAL BANK


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        SANWA BANK CALIFORNIA


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:  /s/ ILLEGIBLE
                                           --------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        ACKNOWLEDGED AND AGREED:


                                        STORMEDIA INTERNATIONAL, LTD., as
                                        Borrower


                                        By:  /s/ STEPHEN M. ABELY
                                           --------------------------------
                                        Title: Secretary
                                              -----------------------------



                                        STRATES PTE. LTD., as Borrower


                                        By:  /s/ WILLIAM J. ALMON
                                           --------------------------------
                                        Title: Director
                                              -----------------------------


                                        STORMEDIA INCORPORATED, as Guarantor


                                        By:  /s/ WILLIAM J. ALMON
                                           --------------------------------
                                        Title: Chairman
                                              -----------------------------

                                    EXHIBIT A
                      [FORM OF LETTER OF CREDIT AGREEMENT]

                              (please see attached)

                      [FORM OF LETTER OF CREDIT AGREEMENT]

         This LETTER OF CREDIT AGREEMENT ("Agreement") is entered into as of January 24, 1997, by and among StorMedia Incorporated, a Delaware corporation ("Guarantor"), [L/C Bank] ("Bank") and Canadian Imperial Bank of Commerce, New York Agency ("Agent").

                                    RECITALS

         A. Guarantor, Bank and Agent are parties, together with others, to a Credit Agreement (defined below) pursuant to which, inter alia, Guarantor has guaranteed the obligations of its subsidiaries (the Borrowers) to the Banks (including Bank) thereunder.

         B. Guarantor has requested that Bank issue its L/C (in the form attached hereto as Exhibit A, the "Credit") to the Assuming Bank (as defined below) in support of Bank's obligations to lend money to the Borrowers under the Credit Agreement, and Guarantor has agreed to support the payment of such Credit by entering into this Letter of Credit Agreement.

         NOW THEREFORE, in consideration of the issuance by the Bank of the Credit, Guarantor, Bank and Agent hereby agree as follows with respect to the Credit.

                                    AGREEMENT

         (j)      Definitions.

         "Credit Agreement" means that certain Credit Agreement dated as of August 23, 1996 by and among StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, and StorMedia Incorporated, as Guarantor, the Banks named therein, as Banks, and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks and Banque Nationale de Paris, San Francisco Branch, as co-agent for the Banks, and Canadian Imperial Bank of Commerce, Singapore Branch as Designated Issuer, as amended by the First Amendment and Limited Waiver dated as of September 30, 1996 and the Second Amendment to Credit Agreement and First Amendment to Certain Security Documents dated as of January 24, 1997, and as further amended and in effect from time to time.

         "Assuming Bank" means CIBC [Asia] Ltd. as Assuming bank under the Interbank Agreement.

         "Interbank Agreement" means the Interbank Agreement dated as of January 24, 1997 by and among Canadian Imperial Bank of Commerce, New York Agency, Banque Nationale de Paris, San Francisco Branch, Canadian Imperial Bank of Commerce, Singapore Branch and each of the Banks listed on the signature pages thereof and CIBC [Asia] Ltd., as Assuming bank, and acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., and StorMedia Incorporated.

         "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits approved by the International Chamber of Commerce (publication No. 500) and in effect and adhered to by the Bank as of the date of issuance of the Credit.

         Other capitalized terms used but not defined herein shall have the meanings assigned to them, directly or indirectly by reference, in the Credit Agreement. The "Other Definitional Provisions" set forth in Section 1.02 of the Credit Agreement shall likewise govern this Agreement.

         (k) Issuance of Credits. The Bank will issue the Credit for the account of the Guarantor and for the benefit of the Assuming Bank on the date hereof and subject to the terms and conditions set forth in the Interbank Agreement.

         (l) Reimbursement. The Guarantor shall reimburse the Agent, for the benefit of the Bank (but subject to the sharing provisions contained in the Credit Agreement and the Interbank Agreement), on demand to the account of the Agent as designated in the signature pages of the Credit Agreement (or such other account as the Agent may designate), in cash, the amount required to pay each drawing under the Credit. Upon the occurrence of an Event of Default under the Credit Agreement, the Guarantor shall pledge to the Agent, for the benefit of the Bank, cash to be held as cash collateral in an amount sufficient to pay all monies that are or will be due to be paid at any time by the Bank pursuant to the Credit regardless of whether the beneficiary under the Credit has requested payment or whether those obligations have matured or remain contingent.

         (m) Obligations Absolute. The obligations of Guarantor to reimburse the Agent, for the benefit of the Bank, for drawings made under the Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

                  any lack of validity or enforceability of the Credit;

                  the existence of any claim, set-off, defense (other than payment of all monies due) or other right which Guarantor or Borrowers may have at any time against the beneficiary or any transferee of the Credit (or any Persons for whom any such transferee may be acting), the Bank, the Agent or any Bank or any other Person whether in connection with this Agreement, the Credit Agreement, the transactions contemplated therein or any unrelated transaction;

                  any draft, certificate or any other document presented under the Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  payment against any draft, document or other demand for payment that does not comply with the terms of the Credit, provided that such payment does not constitute gross negligence or wilful misconduct on the part of the Bank;

                  any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         (n) Credit. As between Guarantor on the one hand and the Bank and the Agent on the other hand, Guarantor assumes all risks of the acts and omissions of, or misuse of the Credit by, the beneficiaries of the Credit. In furtherance and not in limitation of the foregoing, neither the Bank nor the Agent shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of or draw under the Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Credit to comply fully with conditions required in order to draw upon such Credit (it being understood that this clause (iii) does not address the payment by the Bank following failure of the beneficiary of a Credit to comply fully with the conditions required to draw upon such Credit); (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of a Credit of the proceeds of any drawing under such Credit; and (viii) any consequences arising from causes beyond the control of the Agent or the Bank, including any act or omission by any government or governmental authority. None of the above shall affect, impair, or prevent the vesting of any of the Agent's or the Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions set forth herein, any action taken or omitted by the Agent or the Bank, under or in connection with the Credit or the related certificates, if taken or omitted in good faith, shall not put the Agent or the Bank under any resulting liability to any Loan Party. Notwithstanding anything in this Agreement to the contrary, neither the Agent nor the Bank shall be relieved of any liability that they may otherwise have as a result of their gross negligence or willful misconduct, but each Loan Party shall remain liable with respect to any Loans made or participations in the Credit purchased by the Banks other than the Bank.

         (o) L/C Fees. The Guarantor will pay to the Agent, for the account of the Bank, the L/C Fees described in the Interbank Agreement plus the Bank's standard fees for drawing, amendment, or transfer of the Credit, in accordance with the Bank's then effective schedule of such fees.

         (p) Indemnification. The Guarantor agrees to indemnify and hold the Agent and the Bank and its correspondents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Agent and the Bank or their correspondents may incur (or which may be claimed against the Agent or the Bank or their correspondents by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, any Credit, or by reason of, or in connection with, any other matters arising under this Agreement, or any of the transactions contemplated hereby; provided, however, the Guarantor shall not be required to indemnify the Agent or the Bank or their correspondents for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Agent's, Bank's or any of their correspondents' willful misconduct or gross negligence.

         (q) Expenses. The Guarantor will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and expenses) incurred by the Agent or the Bank in connection with the administration, amendment or enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under any Credit.

         (r) Uniform Laws. This Agreement and the Credit shall be subject to the Uniform Customs and Practice and, in the event any provision of the Uniform Customs and Practice is or is construed to vary from or be in conflict with any provision of the California Uniform Commercial Code, as from time to time amended and in full force (the "Commercial Code"), the Uniform Customs and Practice shall prevail.

         (s) Obligations Due. If any of the obligations and/or liabilities of the Guarantor to the Agent or the Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein in any material respect; or if the Guarantor shall become insolvent (however such insolvency may be evidenced) or make a general assignment for the benefit of creditors; or if the Guarantor shall suspend the transaction of its usual business or be expelled or suspended from any exchange; or if an application is made by any judgment creditor of the Guarantor for an order directing the Bank to pay over money or to deliver other property; or if a petition in bankruptcy shall be filed by or against the Guarantor; or if a petition shall be filed by or against the Guarantor or any proceeding shall be instituted by or against the Guarantor for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of the Guarantor or shall assume control over the affairs or operations of the Guarantor; or if a receiver shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of the Guarantor; or if the Bank shall in good faith exercising its reasonable credit judgment deem itself insecure at any time; thereupon, unless Agent, on behalf of Bank shall otherwise elect, any and all obligations and liabilities of the Guarantor to the Agent or the Bank, whether now existing or hereafter incurred, shall become and be due and payable forthwith without presentation, demand or notice, all of which are waived.

         (t) No Waiver. Neither the Agent nor the Bank shall be deemed to have waived any of its rights hereunder, unless the Agent or the Bank or their authorized agents shall have signed such waiver in writing. No such waiver unless expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

         (u) Successors and Assigns. The obligations hereof shall bind the successors and assigns of the Guarantor, and all rights, benefits and privileges conferred on the Agent and the Bank shall be and are extended to and conferred upon and may be enforced by their successors and assigns.

         (v) Merger. This Agreement is a Loan Document under the Credit Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be amended except in writing signed by all parties hereto.

         (w) Provide Information. The Guarantor agrees that the Agent or the Bank may provide information relating to any Credit or relating to the Guarantor to the Agent's or the Bank's parent, affiliates, subsidiaries and service providers.

         (x) Conflict. In the event any term or provision in this Agreement shall conflict with any term or provision in any application for standby letter of credit which has been executed by the Guarantor and the Bank, the terms and provisions of this Agreement or, if applicable, the Interbank Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        STORMEDIA INCORPORATED


                                        By: ___________________________

                                        Title: ________________________


                                        [L/C BANK]


                                        By: ___________________________

                                        Title: ________________________


                                        CANADIAN IMPERIAL BANK OF COMMERCE, New
                                        York Agency, as Agent

                                        By: ___________________________

                                        Title: ________________________

                                    EXHIBIT A

                                  [FORM OF L/C]

                              (please see attached)

                                    EXHIBIT B
                                  [FORM OF L/C]

                              (please see attached)

        EXHIBIT: STANDBY: STORMEDIA INCORPORATED, A DELAWARE CORPORATION
________________________________________________________________________________


ISSUING BANK                       Irrevocable Standby Letter of Credit No._____
[Name]
[Address]
[City, State, Zip Code]
Date:__________

ADVISING BANK:
Canadian Imperial Bank of Commerce,
New York Agency
425 Lexington Avenue, Seventh Floor
New York, New York 10017
Attn:  Letter of Credit Department

BENEFICIARY:                                      APPLICANT
CIBC [Asia] Ltd.                                  StorMedia Incorporated
16 Collyer Quay No. 04-02                         [Address]
Singapore, 0104                                   [City, State, Zip Code]
Attn:  Mr. Chin Foo Chun
Attn:  Mr. Harry Wong

Currency:                      USD
Amount:                        [Figures and words]
Available by:                  Payment at this office
Expiry Date/Place:             August 22, 1999 at 3:00 p.m. at this office in
                               Los Angeles, California

Ladies/Gentlemen:

We hereby issue our Irrevocable Standby Letter of Credit No. ("Letter of Credit") in your favor. This Letter of Credit is available by payment with ourselves only upon the Advising Bank's teletransmission to us of your demand by tested telex to telex number ____________ or authenticated SWIFT message to SWIFT number ___________, or signed demand sent by courier service to this office at the above address stating the following:

"We hereby demand payment of USD ______________ under [Name of Issuing Bank] Letter of Credit No. ____ which represents and covers sums owed to CIBC [Asia] Ltd. by StorMedia International, Ltd. and Strates Pte. Ltd." More than one demand may be made under this Letter of Credit, provided the sum of all demands made does not exceed USD [amount in figures and words].

________________________________________________________________________________

EXHIBIT TO STANDBY LETTER OF CREDIT APPLICATION (ID-100S)            PAGE 1 OF 2


____________________________________     _______________________________________
        ACCOUNT OFFICER SIGNATURE           APPLICANT'S AUTHORIZED SIGNATURE

        EXHIBIT: STANDBY: STORMEDIA INCORPORATED, A DELAWARE CORPORATION
________________________________________________________________________________

This Letter of Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Letter of Credit, in which this Letter of Credit is referred to, or to which this Letter of Credit relates.

SPECIAL INSTRUCTIONS:
The original of this Letter of Credit must be endorsed with the amount of each drawing on the reverse side.

All banking charges under this Letter of Credit other than the Issuing Bank's, except as noted herein, are for the account of the Applicant.

An interbank transfer fee of $20 will be deducted from the proceeds if settlement is to be remitted on an account at another bank.

We hereby agree with you that upon receipt of your demand prepared and delivered under and in compliance with the terms of this Letter of Credit, we shall promptly make payment in accordance with the remittance instructions provided by Canadian Imperial Bank of Commerce, New York Agency in immediately available U.S. Dollar funds.

This Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision)", International Chamber of Commerce Publication No. 500.


________________________________________________________________________________

EXHIBIT TO STANDBY LETTER OF CREDIT APPLICATION (ID-100S)            PAGE 2 OF 2


____________________________________     _______________________________________
        ACCOUNT OFFICER SIGNATURE           APPLICANT'S AUTHORIZED SIGNATURE